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                                                                   EXHIBIT 10.38




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                         PIERRE FOODS, INC. COMPENSATION
                                  EXCHANGE PLAN


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                                         Effective Date of Plan: August 1, 2000
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                  PIERRE FOODS, INC. COMPENSATION EXCHANGE PLAN

                                TABLE OF CONTENTS

         ARTICLE                                                           PAGE

         ARTICLE I
             PURPOSE.........................................................1

         ARTICLE II
             DEFINITIONS.....................................................1

         ARTICLE III
             OPTION GRANT....................................................4

         ARTICLE IV
             OPTION EXERCISE.................................................7

         ARTICLE V
             AMENDMENT OR TERMINATION........................................9

         ARTICLE VI
             ADMINISTRATION.................................................10

         ARTICLE VII
             TRUST PROVISIONS...............................................12

         ARTICLE VIII
             MISCELLANEOUS PROVISIONS.......................................13








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                  PIERRE FOODS, INC. COMPENSATION EXCHANGE PLAN
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                                    ARTICLE I

                                     PURPOSE

1.1 PURPOSE. The purpose of the Plan is to provide the benefits of an option plan to eligible Employees of the Employer and eligible members of the Board of Directors in a form that will encourage the recipients to continue to provide services to the Employer, and allow the recipients to diversify their investment portfolios.

1.2 INTENT. The Plan is intended to be a nonqualified option plan within the meaning of Section 83 of the Code and not an employee benefit plan as defined under ERISA.


                                   ARTICLE II

                                   DEFINITIONS

As used herein, the following capitalized words and phrases will have the respective meanings set forth below unless a different meaning is plainly required by the context:

2.1 "ADMINISTRATIVE COMMITTEE" means the committee responsible for the general administration of the Plan as described herein. The members of the Administrative Committee shall be designated by the Executive Compensation Committee, in its discretion, in accordance with Section 6.3 of this Plan.

2.2 "BENEFICIARY" means the person or persons designated by a Participant, pursuant to Section 3.6, to exercise an Option after the Participant's death. If there is no effective designation at the date of the Participant's death, then the Beneficiary will be the spouse of the Participant, if then living. If there is no effective designation at the date of the Participant's death and the spouse of the Participant is not then living, then the Beneficiary will be the Participant's estate.

2.3 "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of Pierre Foods, Inc.

2.4 "CHANGE OF CONTROL" means any of the following: (a) any "person" (excluding David R. Clark or James C. Richardson, Jr. or any entity in which they have, directly or indirectly, jointly or severally, more than a 50% controlling interest), as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Employer, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Employer representing more than 50% of the combined voting power of the Employer's then-outstanding securities; or (b) during any period of two consecutive years (not including any period prior to the execution of this Plan),



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individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Employer to effect a transaction described in clause (c) of this definition) whose election by the Board or nomination for election by the Employer's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (c) the shareholders of the Employer approve a merger or consolidation of the Employer with any other corporation, other than a merger or consolidation which would result in the voting securities of the Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Employer or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Employer approve a plan of complete liquidation of the Employer or an agreement for the sale or disposition by the Employer of all or substantially all the Employer's assets.

2.5 "CODE" means the Internal Revenue Code of 1986, as amended, and any regulations or rulings issued thereunder

2.6 "DISABILITY" means a period of disability during which a Participant qualifies for disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Administrative Committee. If the Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability will be determined by the Administrative Committee in its sole discretion.

2.7 "EFFECTIVE DATE" means August 1, 2000.

2.8 "EMPLOYEE" means any common law employee of the Employer, as determined in
Section 3.1(a) of this Plan, and approved by the Executive Compensation Committee, in its sole discretion.

2.9 "EMPLOYER" means Pierre Foods, Inc., its current or future subsidiaries, and any successor(s) thereto.

2.10 "ERISA" means the Employee Retirement Income Security Act of 1974, any amendments thereto, and any regulations or rulings issued thereunder.

2.11 "EXECUTIVE COMPENSATION COMMITTEE" means the Executive Compensation Committee of the Board of Directors.

2.12 "EXERCISE DATE" means the date upon which the Administrative Committee approves the Option exercise form that is completed and submitted by a Participant to the Administrative Committee with respect to the Option being exercised.




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2.13 "EXERCISE PERIOD" means the period during which a Participant may exercise an Option, as determined under Section 4.1.

2.14 "EXERCISE PRICE" means the price to be paid by a Participant to exercise an Option, as determined under Section 3.3.

2.15 "FAIR MARKET VALUE" means the closing price of a share of Stock (as defined in Section 2.22) reflected in the consolidated trading tables of The Wall Street Journal, or other recognized market source, as determined by the Administrative Committee, on the applicable date of reference hereunder or, if there is no sale of the Stock on such date, then the closing price on the last previous day on which a sale is reported.

2.16 "GRANT DATE" means, with respect to any Option, the date on which the Option is awarded or granted by the Administrative Committee to a Participant pursuant to Section 3.2.

2.17 "NORMAL RETIREMENT AGE" means normal retirement age as defined under the Pierre Foods, Inc. 401(k) Retirement Plan.

2.18 "OPTION" means the right of a Participant, granted by the Employer in accordance with Section 3.2, to purchase Stock from the Employer at the Option's Exercise Price.

2.19 "OPTION AGREEMENT" means an agreement executed by the Employer and by a Participant to whom Options have been awarded, acknowledging the issuance of the Options and setting forth terms of the Options.

2.20 "PARTICIPANT" means any individual who meets the eligibility requirements of Section 3.1, who has received an award of Options in accordance with Section 3.2, and whose Options have not been completely exercised or lapsed. For purposes of Section 4.3:

         (a) After a Participant's death, his Beneficiary is to be treated as a Participant under this Plan with respect to any Options that are outstanding at the time of the Participant's death;

         (b) In the event of a Participant's legal incapacity, the Participant's legal representative is to be treated as a Participant under this Plan with respect to any Options that are outstanding at the time the Participant incurred the legal incapacity; and

         (c) If a Participant has assigned Options under Section 3.8, then the assignee of such Options is to be treated as a Participant under this Plan with respect to the assigned Options.

2.21 "PLAN" means the Pierre Foods, Inc. Compensation Exchange Plan as adopted by the Employer and set forth herein and from time to time amended.

2.22 "PLAN YEAR" means the year beginning on January 1 and ending on December 31 of each calendar year.



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2.23 "STOCK" means shares of a registered investment company regulated by the
Investment Company Act of 1940, as amended, which shares are designated by the Administrative Committee as subject to purchase through the exercise of an Option.

2.24 "TERMINATION OF EMPLOYMENT" means an Employee's separation from the service of the Employer by reason of resignation, discharge, death, Disability or other termination. The Administrative Committee may determine, in its sole discretion, whether any leave or other absence from service constitutes a Termination of Employment for purposes of the Plan.

2.25 "TRUST" means the trust, if any, which may be established pursuant to
Article VII to hold the Stock that is subject to purchase through the exercise of an Option.

2.26 "TRUST AGREEMENT" means an agreement, if any, setting forth the terms of the Trust.

2.27 "TRUST FUND" means the Stock that is held in the Trust, if any.

2.28 "TRUSTEE" means the persons or institution acting as trustee of the Trust.


                                   ARTICLE III

                                  OPTION GRANT

3.1 ELIGIBILITY AND PARTICIPATION.

         (a) PARTICIPANT DESIGNATION. Options may be granted to any Employee whose base salary, excluding any bonus or other compensation, has exceeded, or is reasonably expected to exceed, "compensation" as determined for highly compensated employees under Section 414(q)(1) of the Code for the applicable Plan year, or to any member of the Board of Directors of the Employer. Such designations of eligible individuals will be made pursuant to Employer's internal guidelines, and shall be approved by the Executive Compensation Committee, in its sole discretion.

         (b) PARTICIPANT TERMINATION. At any time during the Plan Year, a Participant may cease participation under this Plan. A Participant's termination of participation is effective as soon as administratively feasible after the Participant provides the Administrative Committee written notice of his or her intent to cease participation in this Plan. A Participant may resume participation under this Plan on the first day of the subsequent Plan Year in accordance with paragraph (a) above.

3.2 GRANT OF OPTIONS.

         (a) IN GENERAL. Options may be granted by the Administrative Committee on or after the Effective Date and prior to the termination of the Plan. Options will become effective upon the applicable Grant Date(s) set forth in the Option Agreement. The Option Agreement will specify the Stock, the number of shares subject to the Option, the Exercise Price as of the Grant Date, and such other terms and in such form as the Administrative Committee may from time to time determine in accordance with the Plan.



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         The minimum grant of Options to be made under the Plan will be a grant for that number of Options having an aggregate intrinsic value (Fair Market Value of the underlying Stock minus Exercise Price) equal to $2,500. Any terms not specified in the Plan will be specified in the Option Agreement. No Administrative Committee member may take part in any way in determining the amount of any award of Options to himself.

         (b) EFFECT OF DIVIDENDS AND DISTRIBUTIONS WITH RESPECT TO STOCK.

              (1) CASH DIVIDENDS AND DISTRIBUTIONS. The Employer agrees to reinvest all cash dividends and distributions received in cash with respect to Stock in additional property of the same kind (or as nearly the same kind as feasible, if property of the same kind is not available). Any Stock acquired through reinvestment will become subject to an Option in favor of the Participant.

              (2) NONCASH DISTRIBUTIONS OR SIMILAR TRANSACTION. In the event of a Stock dividend, Stock split, reverse Stock split, rights offering, recapitalization or similar transaction that materially affects the Fair Market Value of the Stock, the Administrative Committee will adjust the Exercise Price so that it retains the same ratio to the Fair Market Value of the Stock as existed immediately before such transaction.

3.3 EXERCISE PRICE. The Exercise Price of an Option initially will be determined by the Executive Compensation Committee, and will be noted by the Administrative Committee in the Option Agreement pertaining to the Option. The Executive Compensation Committee has determined that the initial Exercise Price on the Grant Date for all Options will equal twenty-five percent (25%) of the Fair Market Value of the Stock on the Grant Date. Upon a request to exercise any Option, the Exercise Price required to be paid by the Participant shall be the greater of the Exercise Price on the Grant Date or twenty-five percent (25%) of the Fair Market Value of the Stock on the Exercise Date.

3.4 SUBSTITUTION OF OPTION PROPERTY. The Administrative Committee, in its sole discretion, after consultation with the Participant, may amend an Option in order to change the Stock that is subject to purchase by the Participant upon exercise of the Option, provided that the substituted Stock is of equal aggregate Fair Market Value as of the date of substitution. Notwithstanding the foregoing, the Administrative Committee will amend an Option in order to change the Stock that is subject to the purchase by the Participant upon exercise of the Option if Stock to which the Option relates loses its publicly traded status, provided that the substituted Stock is of equal aggregate Fair Market Value as of the date of the substitution. Notwithstanding anything to the contrary in this Plan, a change in Stock pursuant to this paragraph may be made no more than four times during any calendar year, or at additional times upon special circumstances as determined by the Administrative Committee, in its sole discretion.

3.5 PURCHASE OF OPTION PROPERTY. Upon the grant of an Option, the Employer shall acquire an amount of Stock that represents the excess of (a) the Fair Market Value of the Stock (taken as of the Grant Date) subject to purchase under the Option, over (b) the Exercise Price of the Option (taken as of the Grant Date). The Employer shall contribute such amount of



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Stock to the Trust established in accordance with Article VII. The Employer will not give any person a security interest in the Stock it acquires or enter into any contract (other than the Plan) under which any person may acquire an interest in the Stock.

Upon a change in Option property pursuant to Section 3.4 above, the Employer shall acquire, and shall contribute to any Trust, the new Stock that represents the difference between (a) the Fair Market Value (taken as of the Grant Date of the amended Option) of the new Stock subject to purchase under the amended Option, and (b) the Exercise Price of the new Option (taken as of the Grant Date of the amended Option), and the Employer, in its sole discretion, may release any Stock it or any Trust holds that no longer represents Stock subject to the Option.

3.6 DESIGNATION OF BENEFICIARY. As soon as practicable after the grant of an Option, the Participant will designate one or more Beneficiaries and successor Beneficiaries, and may change a Beneficiary designation at any time, by filing the prescribed form with the Administrative Committee. The consent of the Participant's current Beneficiary will not be required for a change of Beneficiary. No Beneficiary will have any rights under the Plan or an Option Agreement during the lifetime of the Participant, except as may otherwise be provided herein. A Participant who dies without having designated a Beneficiary in accordance with this Section 3.6 will be deemed to have named the Participant's legal spouse as primary Beneficiary and the Participant's estate as contingent Beneficiary.

3.7 GENERAL NON-TRANSFERABILITY. No Option granted under this Plan may be transferred, assigned, or alienated (whether by operation of law or otherwise), except as provided herein, and no Option will be subject to execution, attachment or similar process. Except as otherwise provided in Section 3.8, an Option may be exercised only by a Participant.

3.8 PERMITTED TRANSFERS. Notwithstanding the provisions of Section 3.7, and subject to approval by the Administrative Committee, a Participant may at any time prior to death, assign an Option to: (a) the Participant's spouse; (b) the Participant's lineal descendants; (c) a trust established by the Participant; or
(d) a family partnership in which the Participant is a partner, subject to approval by the Administrative Committee, in its sole discretion. Any such assignment will be permitted only if an assignment is expressly permitted in the Option Agreement, or approved in writing by the Administrative Committee, and the Participant receives no consideration for the assignment. Any such assignment will be evidenced by an appropriate written document executed by the Participant, and delivered to the Administrative Committee on or before the effective date of the assignment. In the event of such assignment, the spouse, lineal descendant, trustee of the trust, partner of the partnership, or tax-exempt organization will be entitled to all of the rights of the Participant under Section 4.3 with respect to the assigned Option, and such Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth in the Plan and the Option Agreement.



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                                   ARTICLE IV

                                 OPTION EXERCISE

4.1 EXERCISE PERIOD.

         (a) A Participant may exercise an Option pursuant to Section 4.3 at any time during the period beginning ninety (90) calendar days after the Grant Date and ending on the earliest of:

                  (i) ninety (90) calendar days after the Participant's Termination of Employment (or such later date as designated by the Administrative Committee in its sole discretion), if the Termination of Employment is on account of any reason other than the Participant's attainment of Normal Retirement Age; or

                  (ii) ten (10) years after the Grant Date (or at such later date as designated by the Administrative Committee in its sole discretion).

                  If a Participant fails to exercise an Option within the Exercise Period, then the Option expires and the Participant or his or her Beneficiary or assignee loses any rights he or she had with respect to the Option. Notwithstanding the foregoing, at no time will the Exercise Period be less than ninety (90) calendar days from the Grant Date and, in the event of the Participant's death, no less than one (1) year after the date of the Participant's death.

         (b) Notwithstanding Section 4.1(a), if a Participant's Termination of Employment is on account of the Participant's retirement following the attainment of Normal Retirement Age, he or she may exercise an Option at any time for the period beginning ninety (90) calendar days following the Grant Date and ending ten (10) years after the Grant Date (or at such later date as designated by the Administrative Committee in its sole discretion).

         (c) Notwithstanding Section 4.1(a), in the event of a Change in Control, all Options become immediately exercisable whether or not ninety (90) calendar days have elapsed since their Grant Date.

4.2 NOTICE. The Administrative Committee will provide to the Participant notice that the ten year term for his or her Option is set to expire (unless the Option has been exercised or the Option's term has expired under Section 4.1(a) above). Such notice will be given approximately six months prior to the expiration of the Exercise Period described in Section 4.1(b) above. If the Options are not exercised ninety (90) calendar days prior to the expiration of the Option Exercise Period, notice will be provided again. The required notice must be a written notice and such notice must list the Option property and the date on which the Option Exercise Period would expire. Failure to give or receive notice with respect to an Option will not extend in any way the Exercise Period of the Option or increase a Participant's rights with respect to the Option.


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4.3 OPTION EXERCISE. A Participant may exercise an Option by giving written notice to the Administrative Committee and tendering full payment of the Exercise Price by cash or other means acceptable to the Administrative Committee on the Exercise Date. Notwithstanding the foregoing, a Participant will vest in an Option, and therefore may exercise such Option, only to the extent provided under the Option Agreement pertaining to that Option.

The minimum amount of Options that can be exercised by a Participant at any one time is the number of Options for which the aggregate intrinsic value (Fair Market Value of the underlying Stock minus Exercise Price) totals $5,000, provided, however, that the Administrative Committee, in its sole discretion, may permit the exercise of fewer Options. For these purposes, the term "underlying Stock" means the Stock that will be acquired by the Participant upon the exercise of the Option. A Participant will not have any of the rights and privileges of a shareholder with respect to any Stock purchasable or issuable upon the exercise of an Option prior to the date of exercise of such Option in accordance with this Section 4.3.

     In the event that the listing, registration or qualification of the Option or the Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option will not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained.

4.4 DELIVERY OF STOCK. As soon as administratively feasible following the date that a Participant satisfies the conditions for exercising an Option in accordance with Section 4.3, the Employer will deliver or cause to be delivered the Stock subject to such Option to the Participant.

4.5 TAX WITHHOLDING. Whenever Stock is to be delivered upon exercise of an Option under the Plan, the Employer will require as a condition of such delivery payment by the Participant of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto. Such payment will take the form of whichever of the following is acceptable to the Administrative Committee, at the election of the Administrative Committee: (a) cash; (b) the withholding of such amount from any Stock to be delivered to the Participant; or
(c) the withholding of such amount from compensation otherwise due to the Participant. Such election will be made before the date on which the amount of tax to be withheld is determined by the Employer, and such election will be irrevocable. With the consent of the Administrative Committee, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the exercise of Options under the Plan. Such election will be made at the same time and in the same manner as provided above.

4.6 FAILURE TO EXERCISE. No Option will be exercised, in whole or in part, after the end of the Option's Exercise Period as stated in Section 4.1. The Employer will have no obligation to deliver or cause to be delivered to the Participant the Stock subject to such Option after the end of the Option's Exercise Period.

                                    ARTICLE V

                            AMENDMENT OR TERMINATION

5.1 PLAN AMENDMENT. The Executive Compensation Committee, from time to time in its sole discretion, may amend any provision of the Plan, in whole or in part, with respect to any Participant or group of Participants. Such amendment will be effective as of the date specified therein and will be binding upon the Administrative Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan. Such amendment will not affect any Options that are outstanding as of the amendment date without the Participant's consent. Notwithstanding anything herein to the contrary, any amendments that modify the Plan must be approved by the Executive Compensation Committee, in accordance with Section 6.3 of this Plan.

5.2 PLAN TERMINATION. The Plan will terminate as provided by the Executive Compensation Committee, in its sole discretion, provided that (a) the Plan will continue to operate until the exercise or expiration of all outstanding Options, or (b) the Employer will cancel all outstanding Options and pay to each optionee in cash the difference between the Fair Market Value of the Underlying Stock of the Options he or she held and the Exercise Price of such Options, both determined as of the date the Options are cancelled. Such termination will be effective as of the date determined by the Executive Compensation Committee and will be binding upon the Administrative Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan.

5.3 AMENDMENT OF OPTIONS. Notwithstanding Section 5.1, an Option may be amended by the Administrative Committee at any time after the Grant Date if the Administrative Committee determines that an amendment is necessary as a result of:

         (a) any addition to or change in the Code or ERISA, a federal or state securities law or any other law or regulation, which occurs after the Grant Date and by its terms applies to the Option;

         (b)      substitution of Stock;

         (c) any Plan amendment pursuant to Section 5.1, or Plan termination pursuant to Section 5.2, provided that the amendment does not materially affect the terms, conditions and restrictions applicable to the Option; or

         (d) any circumstances not specified in paragraphs (a), (b) or (c) with the consent of the Participant.



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                                   ARTICLE VI

                                 ADMINISTRATION

6.1 THE ADMINISTRATIVE COMMITTEE. The Plan will be administered by the Administrative Committee.

6.2 POWERS OF THE ADMINISTRATIVE COMMITTEE. In carrying out its duties with respect to the general administration of the Plan, the Administrative Committee will have, in addition to any other powers conferred by the Plan or by law, the following powers:

         (a) to grant Options and to determine the form, amount and timing of such Options as well as the type of property subject to an Option;

         (b) to determine the terms and provisions of the Option Agreements and to modify such Option Agreements as provided in Section 5.3;

         (c) to maintain all records necessary for the administration of the Plan;

         (d) to prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;


         (f) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan; and

         (g) to perform any other acts necessary and proper for the conduct of its affairs and the administration of the Plan, except those specifically reserved by the Board or the Executive Compensation Committee.

6.3. POWERS OF THE EXECUTIVE COMPENSATION COMMITTEE. In carrying out its duties with respect to the Plan, the Executive Compensation Committee will have, in addition to any other powers conferred by the Plan or by law, the following powers:

         (a) to determine the members of the Administrative Committee, in accordance with Section 2.1;

         (b) to establish, maintain, and terminate a trust to hold all Stock contributed by the Employer, pursuant to Article VII of this Plan;

         (c) to amend any provision of the Plan, in whole or in part, with respect to any Participant or group of Participants, pursuant to Section 5.1 of this Plan;

         (d)      to terminate the Plan, in whole or in part, in accordance with
                  Section 5.2 of this Plan;

         (e) to appoint such individuals and subcommittees as it deems desirable for the conduct of its affairs and the administration of the Plan; and

         (f) to perform any other acts necessary and proper for the conduct of its affairs.

       All decisions of the Executive Compensation Committee shall be subject to the approval of the Board of Directors.

6.4 DETERMINATIONS BY THE ADMINISTRATIVE COMMITTEE. The Administrative Committee will interpret and construe the Plan and the Option Agreements, and its interpretations and determinations will be conclusive and binding on all Participants, Beneficiaries and any other persons claiming an interest under the Plan or any Option Agreement. The Administrative Committee's interpretations and determinations under the Plan and the Option Agreements need not be uniform and may be made by it selectively among Participants, Beneficiaries and any other persons whether or not they are similarly situated.

6.5 INDEMNIFICATION OF THE ADMINISTRATIVE COMMITTEE. The Employer will indemnify and hold harmless each member of the Administrative Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own willful misconduct or failure to act in good faith.

     Expenses and liabilities against which a member of the Administrative Committee is indemnified hereunder will include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof.

     This right of indemnification will be in addition to any other rights to which any member of the Administrative Committee may be entitled.

     The Employer, at its own expense, may settle any claim asserted or proceeding brought against any member of the Administrative Committee when such settlement appears to be in the best interest of the Employer.

6.6 INDEMNIFICATION OF THE EXECUTIVE COMPENSATION COMMITTEE. The Employer will indemnify and hold harmless each member of the Executive Compensation Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own willful misconduct or failure to act in good faith.

     Expenses and liabilities against which a member of the Executive Compensation Committee is indemnified hereunder will include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof.

     This right of indemnification will be in addition to any other rights to which any member of the Executive Compensation may be entitled.

     The Employer, at its own expense, may settle any claim asserted or proceeding brought against any member of the Executive Compensation when such settlement appears to be in the best interest of the Employer.

6.7 EXPENSES OF THE ADMINISTRATIVE COMMITTEE. The members of the Administrative Committee will serve without compensation for their services. All reasonable expenses of the Administrative Committee will be paid by the Employer.

6.8 EXPENSES OF THE EXECUTIVE COMPENSATION COMMITTEE. The members of the Executive Compensation Committee will serve without compensation for their services. All reasonable expenses of the Executive Compensation Committee will be paid by the Employer.

6.9 EXPENSES OF THE PLAN. The expenses of administering the Plan shall be the obligation of the Employer. Provided, at the discretion of the Executive Compensation Committee, all reasonable expenses of the Plan shall be paid by the Plan Participants, in the manner directed by the Executive Compensation Committee.


                                   ARTICLE VII

                                TRUST PROVISIONS

7.1 ESTABLISHMENT OF THE TRUST. The Executive Compensation Committee may establish a trust to hold all Stock contributed by the Employer pursuant to
Section 3.5. Except as otherwise provided in Section 7.2 of the Plan and the terms of the Trust Agreement, the Trust, if any, will be irrevocable and no portion of the Trust Fund, if any, will be used for any purpose other than the delivery of Stock pursuant to the exercise of an Option under the Plan, and the payment of expenses of the Plan and Trust.

7.2 TRUST STATUS. Any Trust which may be established pursuant to Section 7.1 will be designed as a grantor trust, within the meaning of section 671 of the Code, of which the Employer is the grantor, and this Plan is to be construed in accordance with that intention. Notwithstanding any other provision of this Plan, the Trust Fund, if any, will remain the property of the Employer and will be subject to the claims of its creditors in the event of its bankruptcy or insolvency. No Participant will have any priority claim on the Trust Fund, if any, or any security interest or other right superior to the rights of a general creditor of the Employer.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

8.1 HEADINGS. The headings of Articles, Sections and Paragraphs are solely for convenience of reference. If there is any conflict between such headings and the text of this Plan, the text will control.

8.2 GENDER. Unless the context clearly requires a different meaning, all pronouns will refer indifferently to persons of any gender.

8.3 SINGULAR AND PLURAL. Unless the context clearly requires a different meaning, singular terms will also include the plural and vice versa.

8.4 GOVERNING LAW. Except to the extent preempted by federal law, the construction and operation of the Plan will be governed by the laws of the State of North Carolina without regard to the choice of law principles of such state.

8.5 SEVERABILITY. If any provision of this Plan is held illegal or invalid by any court or governmental authority for any reason, the remaining provisions will remain in full force and effect and will be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

8.6 NO OBLIGATION TO EXERCISE. The granting of an Option will impose no obligation upon a Participant to exercise such Option.

8.7 NO RIGHTS OF SHAREHOLDER. Neither the Participant, a Beneficiary nor any assignee will be, or will have any of the rights and privileges of, a stockholder with respect to any Stock subject to purchase or issuance or upon the exercise of an Option, prior to the date of exercise of such Option in accordance with Section 4.3 of the Plan.

8.8 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Plan will be deemed to give any person the right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any person at any time without regard to the effect that such discharge will have upon such person's rights or potential rights, if any, under the Plan.

8.9 NOTICES. Unless otherwise specified in an Option Agreement, any notice to be provided under the Plan to the Administrative Committee will be mailed (by certified mail, postage prepaid) or delivered to the Administrative Committee in care of the Employer at its executive offices, and any notice to the Participant will be mailed (by certified mail, postage prepaid) or delivered to the Participant at the current address shown on the payroll records of the Employer, or at such address as a Participant will provide to the Administrative Committee in accordance with this Section 8.9. No notice will be binding on the Administrative Committee until received by the Administrative Committee, and no notice will be binding on the Participant until received by the Participant.

8.10 CONFLICT BETWEEN PLAN AND OPTION AGREEMENT. Should there be a conflict or other contradiction between the language of the Plan and that contained in any Option Agreement, the terms and conditions of the Plan will control.

8.11 TAX LIABILITY. In the event that the Employer cancels an Option in connection with a termination of the Plan pursuant to Section 5.2, the Participant will bear all tax consequences associated with the cash payment made in connection with the cancellation of the Option. Notwithstanding the above, the Participant will be responsible for all taxes in conjunction with the exercise of an Option as stated in Section 4.5.

8.12 UNAUTHORIZED REPRESENTATION. The Employer will not be bound by the representations of any person, other than the Administrative Committee, regarding eligibility for participation under the Plan or any other matter relating to the Plan.

IN WITNESS WHEREOF, Pierre Foods, Inc. has caused this Plan to be executed by its duly authorized officers and its corporate seal to be hereunto affixed this __________ day of ________________, _____________.


                                            APPROVED:

                                            By: _______________________________

                                            Title: ____________________________

                                            ATTESTED

                                            By: _______________________________